                                                                    EXHIBIT 10.4

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF, NOR MAY SUCH SECURITIES BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                                                                December 4, 1996

                            Warrant to Purchase up to
                          20,000 Shares of Common Stock
                        of Connective Therapeutics, Inc.


            Connective Therapeutics, Inc., a Delaware corporation (the "Company"), hereby certifies that in consideration of the Purchasers' (as defined below) acquisition of shares of 7% Convertible Preferred Stock, Series A of the Company, pursuant to the Securities Purchase Agreement, dated as of December 4, 1996 (the "Agreement"), the receipt and sufficiency of which are hereby acknowledged, __________________ (the "Purchaser") or any other Warrant Holder is entitled, on the terms and conditions set forth below, to purchase from the Company at any time after the date hereof and ending on December 4, 2001 (sixty (60) months after the original issuance of this Warrant) up to 20,000 fully paid and nonassessable shares of Common Stock, $.001 par value, of the Company (the "Common Stock"), as the same my be adjusted pursuant to Section 5 herein, at the Purchase Price (hereinafter defined), as the same may be adjusted pursuant to Section 5 herein.

            1.     Definitions.

            (a) the term "Warrant Holder" shall mean the Purchaser or any assignee of all or any portion of this Warrant.

            (b) the term "Warrant Shares" shall mean the shares of Common Stock or other securities issuable upon exercise of this Warrant.

            (c) the term "Purchase Price" shall initially mean 110% of the closing bid price for the Common Stock on December 4, 1996, as may be adjusted pursuant to Section 5 herein.

            (d) other capitalized terms used herein which are defined in the Agreement, or in the Certificate of Designations (the "Certificate of Designations") establishing the terms of the 7% Convertible Preferred Stock, Series A issued by the Company to the Purchaser pursuant to the Agreement (the "Series A Preferred Stock", collectively, the Certificate of Designations and the Series A Preferred Stock shall hereinafter be referred to as the "Preferred Stock"), shall have the same meanings herein as therein.

            2.    Exercise or Exchange of Warrant.

            (a) This Warrant may be exercised by the Warrant Holder, in whole or in part, at any time and from time to time by surrender of this Warrant, together with the form of subscription at the end hereof duly executed by Warrant Holder, together with the full Purchase Price (as defined in Section 1) for each share of Common Stock as to which this Warrant is exercised to the Company at the address set forth in Section 13 hereof. In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of Warrant Holder a new Warrant of like tenor in the name of Warrant Holder or as Warrant Holder may request, reflecting such adjusted Warrant Shares.

       The Warrants are exchangeable for their value in Common Stock based upon the closing bid price of such Common Stock as quoted on the Principal Market (as herein defined) on the date prior to the date of exchange. In the event Warrants are exchanged for shares, the value of the Warrants so exchanged shall equal the Closing Price on the date of delivery of notice of exercise minus the Purchase Price.


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
            (b) The "Date of Exercise" of the Warrant shall be the date that the advance copy of the form of exercise attached hereto as Exhibit A (the "Exercise Form"), is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company within reasonable time thereafter. If Warrant Holder has not sent advance notice by facsimile, the Date of Exercise shall be the date the original Exercise Form is received by the Company.

            3.    Delivery of Stock Certificates.

            (a) Subject to the terms and conditions of this Warrant, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within two (2) days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Warrant Holder, or as the Warrant Holder may lawfully direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which the Warrant Holder is entitled upon such exercise in accordance with the provisions hereof.

            (b) This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event the Warrant Holder shall be entitled to cash equal to the fair market value of such fractional share. For purposes of this Warrant, "fair market value" shall equal the closing bid price of the Common Stock on the Nasdaq National Market or Small-Cap Market, the American Stock Exchange or the New York Stock Exchange, whichever is the principal trading exchange or market for the Common Stock (the "Principal Market") on the date of determination or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the Nasdaq National Market or Small-Cap Market, the closing bid price on the over-the-counter market as furnished by any New York Stock Exchange member firm reasonably selected from time to time by the Company for that purpose, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the


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
Nasdaq National Marketor Small-Cap Market or traded over-the-counter and the average price cannot be determined as contemplated above, the fair market value of the Common Stock shall be as reasonably determined in good faith by the Company's Board of Directors.

            4.     Covenants of the Company.

            (a) The Company shall use its reasonable best efforts to insure that a Registration Statement under the Act covering the issuance of the Warrant Shares and the resale or other disposition thereof by the Warrant Holder is effective to the extent provided in Section 4.02(a) of the Securities Purchase Agreement.

            (b) The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, including, without limitation the notification of the Nasdaq National Market, for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder.

            (c) From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps reasonably necessary and within its control to insure that the Common Stock remains listed or quoted on the Principal Market and shall not amend its Certificate of Incorporation or Bylaws so as to adversely affect any rights of the Warrant Holder under this Warrant.

            (d) The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable as Warrant Shares.

             (e) The Warrant Shares, when issued in accordance with the terms hereof; will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable. The Company has authorized and reserved for issuance to Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant.


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
            (f) With a view to making available to Warrant Holder the benefits of Rule 144 promulgated under the Securities Act ("Rule 144") and any other rule or regulation of the Commission that may at any time permit Warrant Holder to sell securities of the Company to the public without registration, the Company agrees to use its reasonable best efforts to:

            (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times; and

            (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

            5. Adjustment of Purchase Price and Number of Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Purchase Price shall be subject to adjustment from time to time as follows:

            (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up, spin-off, or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Warrant Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up, spin-off or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Purchase Price, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant as of such date shall remain the same.

            (b) Stock Dividend. If at any time after the date hereof the Company declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into or exchangeable for Common Stock ("Common Stock Equivalents"), without payment of any consideration by holders of Common Stock for the


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
additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividends, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Purchase Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall equal the aggregate amount so payable immediately before such record date (or on the date of such distribution, if applicable).

            (c) Other Distributions. If at any time after the date hereof the Company distributes to holders of its Common Stock, other than as part of a dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any of its assets (other than cash, Common Stock or securities convertible into or exchangeable for Common Stock), then, in any such case, the Warrant Holder shall be entitled to receive, upon exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which such Warrant Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date determining the shareholders entitled to participate in such distribution (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Purchase Price determined by multiplying the Purchase Price on the Determination Date by a fraction, the numerator of which is the result of such Purchase Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined in good faith by the Company's Board of Directors) and the denominator of which is such Purchase Price.

            (d) Merger, Consolidation, etc. If at any time after the date hereof there shall be a merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event"), then the Warrant Holder shall be entitled to receive upon such transfer, merger or consolidation becoming effective, and upon payment of the aggregate Purchase Price then in effect, the number of shares or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation, which would have been received by Warrant Holder for the shares of stock subject to this Warrant had this Warrant been exercised immediately prior to such transfer, merger or consolidation becoming effective or to the applicable record date thereof, as the case may be. The Company shall not effect any Consolidation Event unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Warrant Holder such shares of stock and/or securities as the Warrant Holder is entitled to receive had this Warrant been exercised in accordance with the foregoing; provided, however, that if as of the third business day prior to the consummation of the Consolidation Event the closing bid price of the Common Stock shall be equal to at least 200% of the Purchase Price, then the Warrant shall be automatically exchanged on the date of consummation of the Consolidation Event, as provided in Section 2 hereof.

            (e) Reclassification, Etc. If at any time after the date hereof there shall be a reclassification of any securities as to which purchase rights under this Warrant exist, into the same or a different number of securities of any other class or classes, then the Warrant Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Warrant Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

            (f) Purchase Price Adjustment. In the event that the Company issues or sells any Common Stock or securities which are convertible into or exchangeable for its Common Stock or any convertible securities, or any warrants or other rights to subscribe for or to purchase


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
or any options for the purchase of its Common Stock or any such convertible securities (other than issuance of Preferred Stock or of shares of Common Stock upon conversion thereof, shares or options issued or which may be issued pursuant to the Company's employee or director option plans or shares issued upon exercise of options, warrants or rights outstanding on the date of the Agreement and listed in the SEC Reports) at an effective purchase price per share which is less than the lesser of (a) the Purchase Price then in effect or
(b) the fair market value (as hereinabove defined) of the Common Stock on the trading day next preceding such issue or sale, then in each such case, the Purchase Price in effect immediately prior to such issue or sale shall be reduced effective concurrently with such issue or sale to an amount determined by multiplying the Purchase Price then in effect by a fraction, (x) the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale, including, without duplication, those deemed to have been issued under any provision of the Preferred Stock and the Warrants plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company for such additional shares would purchase at such fair market value or Purchase Price, as the case may be, then in effect; and (y) the denominator of which shall be the number of shares of Common Stock of the Company outstanding immediately after such issue or sale including, without duplication, those deemed to have been issued under any provision of the Preferred Stock and Warrants. For purposes of the foregoing fraction, Common Stock outstanding shall include, without limitation, any equity offerings then outstanding, whether or not they are exercisable or convertible when such fraction is to be determined.

            The number of shares which may be purchased hereunder shall be increased proportionately to any reduction in Purchase Price pursuant to this paragraph 5(f), so that after such adjustments the aggregate Purchase Price payable hereunder for the increased number of shares of Common Stock shall be the same as the aggregate Purchase Price in effect immediately prior to such adjustments.

            Notwithstanding anything else contained in this Warrant to the contrary, there shall be no adjustment of the Purchase Price or the number of shares of Common Stock issuable pursuant to the exercise of this

Warrant in the event that during the term of this Warrant, the Company issues shares of Common Stock, or securities convertible into Common Stock to the Purchaser.

            (g) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this
Section 5, Warrant Holder shall, upon exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

            6. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, and (b) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant.

            7. Notice of Adjustments; Notices. Whenever the Purchase Price or number of Warrant Shares purchasable hereunder shall be adjusted pursuant to
Section 5 hereof, the Company shall execute and deliver to the Warrant Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Purchase Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed


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
(by first class mail, postage prepaid) to the Warrant Holder.

            8. Rights As Stockholder. Prior to exercise of this Warrant, the Warrant Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

            9. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

            10. Consent to Jurisdiction.

                              Each of the Company and the Warrant Holder (i)
hereby irrevocably submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or proceeding arising out of or relating to this Warrant and
(ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Warrant Holder consents to


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
process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

            11. Entire Agreement; Amendments. This Warrant, the Agreement, and the Certificate of Designations contain the entire understanding of the parties with respect to the matters covered hereby and thereby. No provision of this Warrant may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

            12. Restricted Securities.

            (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation S. This Warrant and the Warrant Shares issuable upon exercise of this Warrant may not be resold into the United States, or to a U.S. person (as defined in Regulation S) for a period of forty (40) days from the date of original issuance of this Warrant; and thereafter, may not be sold into the United States or to a U.S. person (as defined in Regulation S) except pursuant to an effective registration statement or an exemption to the registration requirements of the Act and applicable state laws. Prior to the expiration of such 40-day period, this Warrant may not be exercised in the United States nor may the Warrant Shares be delivered to an account within the United States (except to the extent such Warrant may be exercised by, and such Warrant Shares delivered to, certain professional fiduciaries as provided by Regulation S).

            (b) Legend. For a period of forty (40) days from the date of original issuance of this Warrant, the Warrant and any Warrant Shares issued upon exercise thereof shall bear the following legend:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE

            SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF, NOR MAY SUCH SECURITIES BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION."

            After the expiration of such 40-day period, the Warrant and any Warrant Shares (whether issued prior to or subsequent to such 40-day period shall be freely tradable and shall no longer be required to bear the legend. The Warrant Holder shall not be required to make any representation or warranty, or submit any documentation or legal opinion in order to have the legend removed from its Warrant or Warrant Shares or to have Warrant Shares issued to it without the legend after the expiration of such 40-day period.

            (c) Assignment. Assuming the conditions of (a) above regarding registration or exemption have been satisfied, the Warrant Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. The Warrant Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by Warrant Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

            13. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day


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
following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

            to the Company:

                  Connective Therapeutics, Inc.
                  3400 West Bayshore Road
                  Palo Alto, California 94303

                  Attn:  Ms. Cynthia Butitta
                  Fax:    (415) 843 2899

            to the Warrant Holder:


                  ---------------------------------

                  ---------------------------------

                  ---------------------------------


Either party hereto may from time to time change its address or facsimile number for notices under this Section 13 by giving at least 10 days prior written notice of such changed address or facsimile number to the other party hereto.

            14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms


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
hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.


                           [Signatures on next page.]


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
                                       CONNECTIVE THERAPEUTICS, INC.



                                       By
________________________________________________
                                       Title:



[CORPORATE SEAL]

Attest:

By _____________________________________________
Its:


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
                                    EXHIBIT A

                                  EXERCISE FORM
                          CONNECTIVE THERAPEUTICS, INC.



            The undersigned hereby irrevocably exercises the right to purchase __________________ shares of Common Stock of CONNECTIVE THERAPEUTICS, INC., a
_________________ corporation, evidenced by the attached Warrant, and herewith makes payment of the Purchase Price with respect to such shares in full in the form of [cash or check in the amount of $___] {Warrant Shares in an amount equal to the amount set forth in the attached Warrant to be cancelled in connection with such exercise], all in accordance with the conditions and provisions of said Warrant.

            [The undersigned represents that it is not a U.S. Person (as such term is defined in Regulation S under the Securities Act of 1933, as amended) nor is this Warrant being exercised on behalf of a U.S. Person.] [The undersigned represents that it is a U.S. Person (as such term is defined in Regulation S under the Securities Act of 1933, as amended) or that this Warrant is being exercised on behalf of a U.S. Person, and is herewith providing the Company with an opinion of counsel that an exemption from the registration requirements of the Securities Act is available with respect to such exercise.]

            The undersigned requests that stock certificates for such Warrant Shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to this Warrant in the name of the registered Holder and delivered to the undersigned at the address set forth below.

Dated:____________________

________________________________________________________________________________
                        Signature of Registered Holder


                        Name of Registered Holder (Print)

________________________________________________________________________________
                                     Address


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
                                    EXHIBIT B

                                   ASSIGNMENT

                (To be executed by the registered Warrant Holder
                        desiring to transfer the Warrant)

FOR VALUED RECEIVED, the undersigned Warrant Holder of the attached Warrant hereby sells, assigns and transfers unto the persons below named the right to purchase _____________ shares of the Common Stock of CONNECTIVE THERAPEUTICS, INC. evidenced by the attached Warrant and does hereby irrevocably constitute and appoint ________________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:                                  ________________________________________
                                        Signature


Fill in for new Registration of Warrant:


__________________________________________________
                        Name


__________________________________________________
                        Address


__________________________________________________
Please print name and address of assignee
(including zip code number)


________________________________________________________________________________

NOTICE

The signature to the foregoing Exercise Form or Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.


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